Exhibit 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with this Quarterly Report of Nicolet Bankshares, Inc., (the “Company”) on Form 10-Q as filed with the Securities and Exchange Commission on or about the date hereof (the “Report”), I, Robert B. Atwell, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C s.1350, as adopted pursuant to s.960 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

November 6, 2015	/s/ Robert B. Atwell
Robert B. Atwell
Chairman, President and Chief Executive Officer